AMENDMENT NO. 2 TO THE
SHARE EXCHANGE AGREEMENT

THIS AMENDMENT NO. 2 (this "Amendment") is entered into this 31st day of October 1999, as an amendment to that certain Share Exchange Agreement dated 5th day of May 1998 entered into by and between LAXARCO HOLDING LIMITED, a company incorporated under the laws of the Republic of Cyprus ("Laxarco"), CARBON RESOURCES LIMITED, a company incorporated under the laws of the Republic of Cyprus ("Carbon"), and SYNERGY TECHNOLOGIES CORPORATION, previously known as AUTOMATED TRANSFER SYSTEMS CORPORATION, a Colorado corporation ("Synergy") and STONE CANYON RESOURCES, LTD., a company organized under the laws of the Province of Alberta, Canada ("Stone Canyon") as amended by Amendment No. 1 thereto dated June 25, 1999 (the "Agreement").

WHEREAS, the parties, having entered into the Agreement, now wish to amend certain provisions of the Agreement and mutually agree to certain waivers of possible breaches thereunder.

THEREFORE BE IT RESOLVED that the Agreement hereby is amended as set forth below by this Amendment and shall remain in full force and effect, except only to the extent provided herein..

1. Subsection (f) of Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

"(f) "Company's Shares" means 10,000,000 fully paid, non-assessable shares of restricted common stock of the Company to be allotted and issued to Laxarco pursuant to Article 2 hereof, and which will be held in escrow pursuant to the terms of the Escrow Agreement; provided, however, that until the time that such shares are released from escrow pursuant to the Escrow Agreement, the Company covenants and warrants that such shares shall be subject to anti-dilution rights, meaning that any issuance of shares, exchange of shares, stock split, reverse stock split, authorization of any new class of common or preferred stock or any other form of recapitalization, shall not occur unless a corresponding issuance of stock is made to Laxarco, subject to the Escrow Agreement, so that after such corresponding issuance Laxarco holds fifty-one percent (51%) of the outstanding capital stock of the Company."

WITNESS WHEREOF the parties hereto have set their hand and seal as of the day and year first above written.

LAXARCO HOLDING LIMITED,
a Cyprus corporation

By: /s/PANAYIOTA PIFIANI
Name: Panayiota Pifani
Title: Director

CARBON RESOURCES LIMITED,
a Cyprus corporation

By: /s/THOMAS E. COOLEY
Name: Thomas E. Cooley
Title: Director

SYNERGY TECHNOLOGIES CORPORATION,
a Colorado corporation

By: /s/CAMERON HAWORTH
 Name: Cameron Haworth
Title: President

STONE CANYON RESOURCES, LTD.,
an Alberta corporation

By: /s/JACQUELINE DANFORTH
Name: Jacqueline Danforth
Title: Secretary/Treasurer